Exhibit 99.2

Third Quarter 2013 Earnings Presentation David Melcher Chief Executive Officer and President Peter Milligan Senior Vice President and Chief Financial Officer November 1, 2013

Safe Harbor Statement 2 Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the “Act”): Some of the information included herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995 (the “Act”). Whenever used, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “may,” “could,” “outlook” and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in, or implied from, such forward-looking statements. The company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to: The forward-looking statements in this presentation are made as of the date hereof and the company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in the Exelis Inc. Form 10-K for the fiscal year ended December 31, 2012, and those described from time to time in our future reports filed with the Securities and Exchange Commission. Our dependence on the defense industry and the business risks peculiar to that industry, including changing priorities or reductions in the U.S. Government or international defense budgets; Government regulations and compliance therewith, including changes to the Department of Defense procurement process; Our international operations, including sales to foreign customers; Competition, industry capacity and production rates; Misconduct of our employees, subcontractors, agents and business partners; The level of returns on postretirement benefit plan assets and potential employee benefit plan contributions and other employment and pension matters; Changes in interest rates and other factors that affect earnings and cash flows; The mix of our contracts and programs, our performance, and our ability to control costs; Governmental investigations; Our level of indebtedness and our ability to make payments on or service our indebtedness; Subcontractor performance; Economic and capital markets conditions; The availability and pricing of raw materials and components; Ability to retain and recruit qualified personnel; Protection of intellectual property rights; Changes in technology; Contingencies related to actual or alleged environmental contamination, claims and concerns; Security breaches and other disruptions to our information technology and operations; Unanticipated changes in our tax provisions or exposure to additional income tax liabilities; and Ability to execute our internal performance plans including restructuring, productivity improvements and cost reduction initiatives.

Q3 2013 Financial Results Q3 2013 Results $ millions, except per share amounts 2013 vs. Adj. 2012(1) Funded Orders $ 1,969 48% Revenue $ 1,141 -16% Operating Income, as reported $ 133 -11% Operating Margin, as reported 11.7% +80 bps EPS $ 0.41 -9% Year-to-Date Free Cash Flow (FCF)(2) $ 61 +$35M (1)2012 Adjusted Operating Income/Margin/EPS excludes charges incurred in 2012 related to the October 31, 2011 spin-off from ITT Corporation (2)Free Cash Flow = Cash Flow from Operations less Capital Expenditures plus 2012 Separation Costs. Does not include dividend payments. For Non-GAAP reconciliations, refer to appendix and www.exelisinc.com/investors 3 Strong orders at I&TS drive enterprise Book-to-Bill of 1.7x Full year restructuring anticipated to be ≈$85M Sequential improvement in C4ISR margins – all divisions Solid quarter driven by strong orders, productivity and restructuring benefit

Q3 2013 Backlog & Business Environment



Funded Backlog ($B)
C4ISR
I&TS
$2.9
$0.7
$2.2
$3.7
$1.5
$2.2
Q2 2013
Q3 2013



Total Backlog ($B)(1)
C4ISR
I&TS
$9.4
$6.7
$2.7
$9.5
$6.8
$2.7
Q2 2013
Q3 2013

- 100%+ increase Q/Q in I&TS funded backlog
- 28% increase in funded backlog Q/Q
- Q3 strategic awards
  - $700M+ in funded awards for Middle East region programs
  - $140M+ in international awards for night vision and communication systems
  - $25M+ in announced Aerostructure awards
- $7B+ proposals in evaluation

(1) Total backlog includes both funded backlog (firm orders for which funding is contractually obligated by the customer) and unfunded backlog (firm orders for which funding is not currently contractually obligated by the customer) and represents firm orders and potential options on multi-year contracts, excluding potential orders under indefinite delivery / indefinite quantity (IDIQ) contracts.

EXELIS 4

Positioning for the Future

Strategic Awards/Market Positions	Strategic Growth Platforms
FAA Air Traffic Control Programs (ADS-B) NASA Satellite Networks (SCNS; DSN) U.S. Army Network O&M (OMDAC-SWACCA) USAF Space Launch & Range Support (SLRS/SENSOR)	***Critical Networks*** *Premier provider of end-to-end lifecycle critical network solutions* ***Revenue ≈$1.2B***
GPS Legacy (GPSIII; GPS OCX) Advanced Imaging and Image Processing (GEO-KOMPSAT; ABI) Airborne Surveillance (Knight Owl) Advanced Analytics (ENVI; JAGWIRE)	***ISR & Analytics*** *Providing actionable information from array of multi-modal sensors using advanced data analytics* ***Revenue ≈$800M***
Electronic Support (Australia ANZAC) Electronic Protection (IDECM; AIDEWS) Electronic Attack (Classified)	***Electronic Warfare*** *Leader in critical, platform-agnostic electronic sub-systems, assemblies and technologies* ***Revenue ≈$600M***
Military Programs (F-35; CH53K, JASSM) Commercial Programs (Boeing, Airbus, GE, Sikorsky)	***Aerostructures*** *Supplier of high performance, high quality composite structures and* ***Revenue <$100M***

EXELIS

5

(30) bps Adjusted Operating Margin(1) Benefits from cost cutting initiatives Volume decline and pension expenses Funded Orders Int’l communications systems; Aerostructures Domestic SINCGARS; Radar systems -18% Revenue SENVG; Classified Ground EW, Legacy Night Vision C4ISR Segment (1)2012 Adjusted Operating Income/Margin excludes charges incurred in 2012 related to the October 31, 2011 spin-off from ITT Corporation. For Non-GAAP reconciliations, refer to appendix and www.exelisinc.com/investors Q3 2013 Results $ millions 2013 vs. Adj. 2012(1) Funded Orders $ 540 No change Revenue $ 498 -18% Operating Income, as reported $ 69 -21% Operating Margin, as reported 13.9% (30) bps 6

+170 bps Adjusted Operating Margin(1) Award fee and contract productivity improvements +81% Funded Orders Middle East region programs; Space and ground range programs -14% Revenue FAA Programs Afghanistan programs; OMDAC-SWACA I&TS Segment (1)Adjusted Operating Income/Margin excludes charges incurred in 2012 related to the October 31, 2011 spin-off from ITT Corporation. For Non-GAAP reconciliations, refer to appendix and www.exelisinc.com/investors Q3 2013 Results $ millions 2013 vs. Adj. 2012(1) Funded Orders $ 1,429 +81% Revenue $ 643 -14% Operating Income, as reported $ 64 +3% Operating Margin, as reported 10.0% +170 bps 7

SUMMARY Revenue trending lower due to contract and award delays Margins benefit from restructuring and productivity initiatives Free cash flow on-track for full year projection >$225M Strong orders and stability of backlog drive future outlook 8 ($ millions) August 2013 Guidance 2013 Revised Guidance Revenue $5,000 - $5,100 Lower End $4,900 - $5,000 Operating Margin 9.4% – 9.8% Trending to high end EPS(1) $1.45 – $1.55 No change Restructuring Activities $70 - $80 ≈$85 Pension Expense $80 - $90 No change Free Cash Flow(2) > $225 No change (1)EPS, Fully Diluted (2)Free Cash Flow = Cash Flow from Operations less Capital Expenditures plus Separation Costs. Does not include dividend payments. For Non-GAAP reconciliations, refer to appendix and www.exelisinc.com/investors

Appendix

Reconciliation of Non-GAAP Measures 10 Management reviews key performance indicators including revenue, segment operating income and margins, orders growth, and backlog, among other metrics on a regular basis. In addition, we consider certain additional measures to be useful to management and investors evaluating our operating performance for the periods presented, and provide a tool for evaluating our ongoing operations, liquidity and management of assets. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives, including, but not limited to, acquisitions, and debt repayment. These metrics, however, are not measures of financial performance under accounting principles generally accepted in the United States of America (GAAP) and should not be considered a substitute for sales, operating income, income from continuing operations, or net cash from continuing operations as determined in accordance with GAAP. References to the “Separation” are to the October 31, 2011 spin-off of Exelis Inc. from ITT Corporation. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators: “adjusted net income” defined as net income, adjusted to exclude items that include, but are not limited to, significant charges or credits that impact current results, but are not related to our ongoing operations, unusual and infrequent non-operating items and non-operating tax settlements or adjustments. A reconciliation of adjusted net income is provided below. Adjusted Net Income($ million, except per share)Q3 2013Q3 2012Q3 2013 YTDQ3 2012 YTDNet Income8088202244Separation Costs, net of tax- 0- 15Separation Related Tax Items- (4) - - Adjusted Net Income 8084202259Net Income per fully diluted share$0.41$0.47$1.06$1.30Adjusted Net Income per fully diluted share$0.41$0.45$1.06$1.38Weighted Average Shares Outstanding, Diluted192.8 188.7191.0188.3

Reconciliation of Non-GAAP Measures (cont.) 11 “segment adjusted operating income” defined as operating income of our two segments, adjusted to exclude items that include, but are not limited to, significant charges or credits that impact current results, but are not related to our ongoing operations, unusual and infrequent non-operating items and non-operating tax settlements or adjustments. A reconciliation of segment operating income is provided below. “segment adjusted operating margin” defined as segment adjusted operating income as defined above, divided by revenue. A reconciliation of segment operating margin is provided below. ($ million)Q3 2013Q3 2012Q3 2013 YTDQ3 2012 YTDSales1,141 1,361 3,577 4,161 C4ISR498 611 1,515 1,884 I&TS643 750 2,062 2,277 Segment Operating Income, As Reported133 143 334 426 C4ISR69 84 128 261 I&TS64 59 206 165 Separation Costs- 6 - 22 C4ISR- 3 - 13 I&TS- 3 - 9 Segment Operating Income, Adjusted133 149 334 448 C4ISR69 87 128 274 I&TS64 62 206 174 Segment Operating Margin, As ReportedC4ISR13.9%13.7%8.4%13.9%I&TS10.0%7.9%10.0%7.2%Segment Operating Margin, AdjustedC4ISR13.9%14.2%8.4%14.5%I&TS10.0%8.3%10.0%7.6%Operating Margin, As Reported11.7%10.5%9.3%10.2%Operating Margin, Adjusted11.7%10.9%9.3%10.8%

Reconciliation of Non-GAAP Measures (cont.) 12 “Free cash flow” defined as GAAP cash flow from operating activities, less capital expenditures plus separation costs. This metric does not include dividend payments. Year-to-Date Free Cash Flow ReconciliationQ3 YTD 2013Q3 YTD 2012($ million)Cash Flow From Operating Activities118 97 Subtract:Capital Expenditures(57) (86) Free Cash Flow61 11 Add:Separation Costs, net of tax- 19 Cash Taxes Paid Adjustment- (4) Free Cash Flow, as Adjusted61 26

Reconciliation of Non-GAAP Measures (cont.) 13 “Free cash flow” defined as GAAP cash flow from operating activities, less capital expenditures plus separation costs. This metric does not include dividend payments. Quarter-to-Date Free Cash Flow ReconciliationQ3 QTD 2013Q3 YTD 2013Q2 YTD 2013($ million)Cash Flow From Operating Activities74 118 44 Subtract:Capital Expenditures(21) (57) (36) Free Cash Flow53 61 8